Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT

(Newstar CP Funding LLC)

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT, dated as of November 4, 2011 (this “Amendment”), is entered into by and among NEWSTAR CP FUNDING LLC, as the Borrower (the “Borrower”), NEWSTAR FINANCIAL, INC., as the Originator and the Servicer, the Institutional Lender identified on the signature pages hereto and WELLS FARGO SECURITIES, LLC, as the Administrative Agent (in such capacity, the “Administrative Agent”).

R E C I T A L S

WHEREAS, the above-named parties have entered into that certain Fourth Amended and Restated Loan and Servicing Agreement, dated as of July 12, 2011 (the “Agreement”), by and among the Borrower, the Originator, the Servicer, each of the Conduit Lenders and Institutional Lenders from time to time party thereto, each of the Lender Agents from time to time party thereto, the Administrative Agent and U.S. Bank National Association, as the Trustee;

WHEREAS, pursuant to and in accordance with Section 13.1 of the Agreement, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

Each capitalized term used but not defined herein has the meaning ascribed thereto in the Agreement.

SECTION 2. Amendments.

2.1 The definition of “Facility Amount” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Facility Amount”: $150,000,000; provided that on or after the Termination Date, the Facility Amount shall mean the Advances Outstanding.

2.2 Section 2.1(a) of the Agreement is hereby amended by replacing the number “125,000,000” in such paragraph with the number “150,000,000.”

2.3 Wells Fargo Bank, National Association, in its capacity as a Lender under the Agreement, hereby agrees to increase its Commitment from $125,000,000 to $150,000,000.

SECTION 3. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein and shall not constitute a novation of the Agreement.

SECTION 4. Representations and Warranties.

The Borrower hereby represents and warrants as of the date of this Amendment as follows:

(a) this Amendment has been duly executed and delivered by it;

(b) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(c) there is no Termination Event, Unmatured Termination Event, or Servicer Default that is continuing or would result from entering into this Amendment.

SECTION 5. Conditions to Effectiveness.

The effectiveness of this Amendment is subject to (i) receipt by the Administrative Agent of executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Administrative Agent) of this Amendment, (ii) receipt by Wells Fargo Bank, National Association of an Amended and Restated Variable Funding Note with a face amount equal to up to $150,000,000 and concurrent return by the Administrative Agent of the original Variable Funding Note (dated as of July 12, 2011) to the Borrower and (iii) receipt by the Administrative Agent of a bring down of that certain opinion delivered by Dechert LLP on July 12, 2011 concerning corporate and enforceability matters.

SECTION 6. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BORROWER:	NEWSTAR CP FUNDING LLC

	By:	NewStar Financial, Inc., its Designated Manager

	By:	/s/ JOHN KIRBY BRAY
Name: John Kirby Bray
Title: Chief Financial Officer

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ JOHN KIRBY BRAY
Name: John Kirby Bray
Title: Chief Financial Officer

[Signatures Continue on the Following Page]

S-1	First Amendment to LSA

ADMINISTRATIVE AGENT:	WELLS FARGO SECURITIES, LLC

	By:	/s/ MATT JENSEN, CFA
Name: Matt Jensen, CFA
Title: Vice President

THE INSTITUTIONAL LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ KEVIN SUNDAY
Name: Kevin Sunday
Title: Director

S-2	First Amendment to LSA